UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  December 3, 2008

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-52995	26-0886727
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho  83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 8, 2008, Home Federal Bancorp, Inc. (the “Company”) and Home Federal Bank (the “Bank”) announced that Fred H. Helpenstell, M.D., a director of the Company and the Bank, will not stand for re-election at the Company’s Annual Meeting of Stockholders to be held on January 16, 2009 and will also not stand for re-election as a director of the Bank.  Dr. Helpenstell’s retirement will be effective on January 16, 2009.  Dr. Helpenstell has served as a director of the Company since its formation in 2004 and has served as a director of the Bank since 1991.  During his service as a director of the Company, Dr. Helpenstell has served on the Company’s Compensation  and Nominating Committees.  In connection with his announcement of his intention not to stand for re-election, Dr. Helpenestell did not cite any disagreement with the Company.

Concurrent with Dr. Helpenstell’s retirement and as recommended by the Nominating Committee of the Board of Directors of the Company, Senator Brad J. Little will be a nominee to the Company’s Board of Directors at the Company’s Annual Meeting of Stockholders on January 16, 2009.

Senator Little represents the citizens of Gem and Northern & Western Canyon Counties comprising District 11 in the Idaho State Senate as Majority Caucus Chairman.  In the Senate, he serves in the Resources and Environment and State Affairs committees.  Senator Little has served on the interim Treasure Valley Transportation and Natural Resource Committees and chaired the Property Tax Interim Committee. He serves as Vice Chair on the Emmett School Foundation and on the Idaho Endowment Fund Investment Board, which manages a nearly billion dollar fund. He also serves on the Investment Committee of the University of Idaho Foundation.

Mr. Little operates a family cattle, farming, real estate and investment business in Idaho’s Treasure Valley and has been active in Idaho and national sheep and public land organizations, including efforts to resolve both the livestock grazing and timber management controversies on federal lands. He recently served as Vice Chair of the Idaho Community Foundation, Idaho’s only statewide philanthropic foundation where he served on the Investment Committee.  He is past chairman of the American Sheep Industry Public Lands Committee, the Idaho Association of Commerce and Industry, and Idaho Business Week, a program that teaches free enterprise to High School students.   He has been director of the American Sheep Industry Resource Council, Public Lands Council, the Idaho Range Land Committee, High Country News (a west-wide environmental news foundation), and the University of Idaho Foundation.  Mr. Little also is the past president of the Idaho Woolgrowers Association and has also served on the City of Boise’s “Foothills Open Space Steering Committee.”

Senator Little is a director of Performance Design LLC a small manufacturing company in Boise and holds B.S. in Agri-Business from the University of Idaho.

A news release announcing these events is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c)         Exhibits

99.1                 Press release dated December 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: December 8, 2008	By:/s/ Eric Nadeau
Eric Nadeau
Executive Vice President
and Chief Financial Officer

Exhibit  99.1

Press release dated December 8, 2008

500 12th Ave. South * Nampa, ID 83651	Contact: Home Federal Bancorp, Inc. Len E. Williams, President & CEO Eric S. Nadeau, EVP, Treasurer & CFO 208-466-4634 www.myhomefed.com

HOME FEDERAL BANCORP, INC.
 ANNOUNCES THAT DR. FRED H. HELPENSTELL IS RETIRING FROM THE BOARD OF DIRECTORS

Nampa, ID (December 8, 2008) – Home Federal Bancorp, Inc. (the “Company”) (Nasdaq GSM: HOME), the parent company of Home Federal Bank (the “Bank”), today announced that Fred H. Helpenstell will not stand for re-election as a director of the Company or the Bank at their respective annual meetings of stockholders and will retire from service at the conclusion of the Company’s annual meeting.  The Nominating Committee of the Company’s Board of Directors has identified and unanimously recommended Senator Brad J. Little to fill the vacancy created by Mr. Helpenstell’s resignation and to stand for election for a three year term as a director of the Company at its annual meeting. Mr. Little also will stand for election at the Bank’s annual meeting. The Company’s Annual Meeting of Stockholders will be held on Friday, January 16, 2009, at 3:00 p.m. at the Nampa Civic Center located at 311 3rd Street South, Nampa, Idaho.

Len E. Williams, the Company’s President and Chief Executive Officer, and Daniel L. Stevens, the Chairman of the Company’s Board, stated jointly, “Fred’s service as a board member and commitment to Home Federal during his seventeen years of service has been outstanding.  Our Company, board, employees and stockholders are indebted to him for his many contributions to the Company.”

Mr. Williams and Mr. Stevens added, “We are pleased to have a businessman and public servant of Brad Little’s caliber agree to serve on our board.  Senator Little’s service in the Idaho Legislature and significant involvement in the business and agricultural communities of the Treasure Valley will make him a valuable contributor to the strength and growth of our Company.”

About the Company

Home Federal Bancorp, Inc. is a Maryland corporation headquartered in Nampa, Idaho, and is the savings and loan holding company of Home Federal Bank, a federal savings bank that was originally organized as a building and loan association in 1920.  The Company serves the Treasure Valley region of southwestern Idaho that includes Ada, Canyon, Elmore and Gem Counties, through 15 full-service banking offices and one loan center.  The Company’s common stock is traded on the NASDAQ Global Select Market under the symbol “HOME.”  The Company’s stock is also included in the America’s Community Bankers NASDAQ Index.  For more information, visit the Company’s web site at www.myhomefed.com.

Forward-Looking Statements:

Statements in this news release regarding future events, performance or results are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”) and are made pursuant to the safe harbors of the PSLRA.  These forward-looking statements relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company’s mission and vision.  These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties.  Actual results could be materially different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ include but are not limited to: general economic and banking business conditions, competitive conditions between banks and non-bank financial service providers, interest rate fluctuations, the credit risk of lending activities, including changes in the level and trend of loan delinquencies and write-offs; results of examinations by our banking regulators, regulatory and accounting changes, the value of mortgage servicing rights, risks related to construction and development lending, commercial and small business banking and other risks.  Additional factors that could cause actual results to differ materially are disclosed in Home Federal Bancorp, Inc.'s recent filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the year ended September 30, 2007, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.